UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 27, 2006

                              COMMERCEPLANET, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            UTAH                      333-34308                   87-052057
            ----                      ---------                   ---------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (IRS EMPLOYER
     OF INCORPORATION)                 NUMBER)              IDENTIFICATION  NO.)


               30 S. LAPATERA LANE, SUITE 8 GOLETA, CALIFORNIA           93117
               -----------------------------------------------        ----------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                                    (805) 964-9126
                                    --------------
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                         N/A
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
                                -----------------

SIGNATURES
EX-99  NEWS  RELEASE

ITEM  8.01.  OTHER  EVENTS.

The Board of Directors of CommercePlanet, Inc. authorized the repurchase of its outstanding common stock through December 31, 2007 in the open market or in any private transaction, from time-to-time and in accordance with applicable laws, rules and regulations, subject to an aggregate purchase limit of $2.0 million. Reference is made to the news release filed as Exhibit 99 to this Form 8-K and incorporated herein by reference.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Financial  Statements  of  Businesses  Acquired:  Not  applicable
(b)  Pro  Forma  Financial  Information:  Not  applicable
(c)  Exhibits:  99  -  News  Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  November  27,  2006

                              COMMERCEPLANET, INC.

/s/Michael  Hill
----------------
By: Michael  Hill
Chairman  of  the  Board and
Chief  Executive  Officer

                                  EXHIBIT INDEX


Exhibit  No.                    Description
------------                    -----------

99.1      Press  release  of  CommercePlanet,  Inc.,  dated  November  27,  2006